235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Quarterly Earnings Presentation Q1 2022

2 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 PresBuilder Placeholder - Delete this box if you see it on a slide, but DO NOT REMOVE this box from the slide layout This presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. All forward-looking statements are made in good faith by the company and are intended to qualify for the safe harbor from liability established by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.You should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," “target”, “goal”, "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) unfavorable economic conditions that may affect operations, financial condition and cash flows including spending on home renovation or construction projects, inflation, recessions, instability in the financial markets or credit markets; (2) increased supply chain costs, including raw materials, sourcing, transportation and energy; (3) the highly competitive nature of the markets that we serve (4) ability to continue to innovate with new products and services; (5) seasonality; (6) large customer concentration; (7) ability to recruit and retain qualified employees; (8) the outcome of any legal proceedings that may be instituted against the Company (9) adverse changes in currency exchange rates; (10) the impact of COVID-19 on the Company’s business; or (11) regulatory changes and potential legislation that could adversely impact financial results. The foregoing list of factors is not exclusive, and readers should also refer to those risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed on March 16, 2022. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward looking statements. Except as required by applicable law, the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this communication to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Presentation of Non-GAAP Financial Measures In addition to the results provided in accordance with U.S. generally accepted accounting principles (“GAAP”) throughout this presentation the company has provided non-GAAP financial measures, which present results on a basis adjusted for certain items. The company uses these non-GAAP financial measures for business planning purposes and in measuring its performance relative to that of its competitors. The company believes that these non-GAAP financial measures are useful financial metrics to assess its operating performance from period-to-period by excluding certain items that the company believes are not representative of its core business. These non-GAAP financial measures are not intended to replace, and should not be considered superior to, the presentation of the company’s financial results in accordance with GAAP. The use of the non-GAAP financial measures terms may differ from similar measures reported by other companies and may not be comparable to other similarly titled measures. These non-GAAP financial measures are reconciled from the respective measures under GAAP in the appendix below. The company is not able to provide a reconciliation of the company’s non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation such as certain non-cash, nonrecurring or other items that are included in net income and EBITDA as well as the related tax impacts of these items and asset dispositions / acquisitions and changes in foreign currency exchange rates that are included in cash flow, due to the uncertainty and variability of the nature and amount of these future charges and costs. Forward Looking Statements

3 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 Financial Highlights: ◦ Reiterated guidance ◦ Net sales increased 6.4% to $363.0 million versus Q1 2021 ▪ Hardware Solutions + 14% ▪ Robotics and Digital Solutions ("RDS") + 11% ▪ Canada + 1% ▪ Protective Solutions + 10% (excl. COVID sales) ◦ GAAP net loss improved to $(1.9) million, or $(0.01) per diluted share, compared to $(9.0) million, or $(0.10) per diluted share, in Q1 2021 ◦ Adjusted EBITDA totaled $44.0 million ◦ Adjusted EBITDA (ttm) / Net Debt: 4.7x at quarter end Q1 2022 Highlights Operational Highlights: ◦ Successfully implemented price increase (third increase in past 12 months) ◦ Maintained industry leading average fill rates of +94% during the quarter ◦ Secured new regional fastener customer in the Farm and Ranch channel ◦ Subsequent to quarter-end, launched fasteners for the first time at one of our major retail partners ◦ Positioned for continued new business momentum Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation.

4 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 Top & Bottom Line Performance Net Sales (millions $) Adjusted EBITDA (millions $ and % of Net Sales) • Q1 2022 vs Q1 2021 ◦ Net sales increased +6.4% ▪ Hardware (HS): +13.6% ▪ Protective (PS): (8.6)% ▪ Robotics and Digital (RDS) +10.6% ▪ Canada 0.9% ◦ Adj. EBITDA decreased (7.9)% ◦ Adj. EBITDA as percentage of Net Sales contracted (190) basis points ▪ Margin pressure resulting from dollar- for-dollar cost increases ▪ Higher sales volume and margins of PPE sales in comparable period • Q1 2022 vs Q1 2019 (Pre-COVID) ◦ Net sales increased +26.2% ◦ Adjusted EBITDA +14.4% Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. $341.3 $363.0 Q1 2021 Q1 2022 $47.8 $44.0 Q1 2021 Q1 2022 Quarterly Financial Performance Performance by Product Category 14.0% 12.1%

5 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 Hardware & Protective Q1 2021 Q1 2022 Δ For Quarter Ended 3/27/2021 3/26/2022 Comments Revenues $250,929 $266,415 6.2% Price increases + flat demand (HS) and lower PPE sales (PS) Adjusted EBITDA $29,032 $20,584 (29.1)% Timing of price increase; lower PPE sales; inflation Margin 11.6% 7.7% (390) bps Robotics & Digital Q1 2021 Q1 2022 Δ For Quarter Ended 3/27/2021 3/26/2022 Comments Revenues $55,879 $61,808 10.6% Installed base + COVID comps Adjusted EBITDA $17,417 $18,873 8.4% Sales growth + investments Margin 31.2% 30.5% (70) bps Canada Q1 2021 Q1 2022 Δ For Quarter Ended 3/27/2021 3/26/2022 Comments Revenues $34,473 $34,790 0.9% Price increases + soft demand Adjusted EBITDA $1,357 $4,554 235.6% Stronger CAD + product mix Margin 3.9% 13.1% 920 bps Consolidated Q1 2021 Q1 2022 Δ For Quarter Ended 3/27/2021 3/26/2022 Revenues $341,281 $363,013 6.4% Adjusted EBITDA $47,806 $44,011 (7.9)% Margin (Rev/Adj. EBITDA) 14.0% 12.1% (190) bps Performance by Product Category Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Thousands of USD unless otherwise noted..

6 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 Hardware & Protective Robotics & Digital Canada Revenue For Quarter Ended March 26, 2022 Fastening and Hardware $189,307 $— $33,659 $222,966 Personal protective 77,108 — 442 77,550 Keys and key accessories — 48,376 674 49,050 Engraving and Resharp — 13,432 15 13,447 Consolidated $266,415 $61,808 $34,790 $363,013 Revenue by Business Segment Hardware & Protective Robotics & Digital Canada Revenue For Quarter Ended March 27, 2021 Fastening and Hardware $166,602 $— $34,091 $200,693 Personal protective 84,327 — 13 84,340 Keys and key accessories — 42,094 361 42,455 Engraving and Resharp — 13,785 8 13,793 Consolidated $250,929 $55,879 $34,473 $341,281 Figures in Thousands of USD unless otherwise noted..

7 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 Capital Structure Supports Growth & Enables Industry Leading Fill Rates Total Net Leverage Net Debt / TTM Adj. EBITDA Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Millions of USD unless otherwise noted. 6.9 4.5 4.7 03/27/2021 12/25/2021 03/26/2022 March 26, 2022 ABL Revolver ($250 million) $120.0 Term Note $848.9 Finance Leases $2.3 Total Debt $971.1 Cash $19.4 Net Debt $951.8 TTM Adjusted EBITDA $203.6 Net Debt/ TTM Adjusted EBITDA 4.7 x

8 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 2021 Actuals First Half 2022 Second Half 2022 2022 Guidance Revenues $1,426.0 + High-Single Digits + High-Single Digits $1,500- $1,600 Adjusted EBITDA $207.4 - Mid-Single Digits + Mid-Teens $207 to $227 Free Cash Flow $120 to $130 2022 Assumptions (unchanged from Q4 2021): • Interest Expense: $45-$50 million • Cash Interest: $35-$45 million • Income Tax: Modest cash taxpayer in 2022; ~25% cash taxpayer in 2023 • Capital expenditures: $60-$70 million • Fully diluted shares outstanding: ~196 million 2022 Outlook & Guidance 2022 Full Year Guidance - Reiterated Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Millions of USD unless otherwise noted..

9 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 Key Takeaways Price Increases and New Business Wins Offset Inflation Headwinds Long-term Annual Growth Targets (Organic): Revenue Growth: +6% & Adj. EBITDA Growth: +10% Long-term Annual Growth Targets (incl. Acquisitions): Revenue Growth: +10% & Adj. EBITDA Growth: +15% • Successfully implemented third pricing increase in March 2022 • Currently in negotiations for a fourth price increase to offset an increase in contracted container rates that are effective May 1, 2022 • Potential for meaningful margin expansion when commodities and shipping normalize • 1,100 member distribution (sales and service) continue to provide unmatched competitive moat • Continue to gain shelf space with customers • Repair, Remodel and Maintenance industry has meaningful long-term tailwinds

10 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Appendix

11 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 Significant runway for incremental growth: Organic + M&A Management team with proven operational and M&A expertise Strong financial profile with 57-year track record Market and innovation leader across multiple categories Indispensable partner embedded with winning retailers Customers love us, trust us and rely on us Large, predictable, growing and resilient end markets #1 Investment Highlights

12 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 Who We Are Notes: Figures may not tie due to rounding and corporate eliminations. Adjusted EBITDA is a non-GAAP measure. Please see page 17 for a reconciliation of Adjusted EBITDA to Net Income. Operational metrics based on 2020 management estimates. ~20 billion Fasteners Sold per Year ~400 million Pairs of Gloves Sold per Year ~125 million Keys Duplicated per Year ~112,000 SKUs Managed ~42,000 Store Direct Locations ~35,000 Kiosks in Retail Locations #1 Position Across Core Categories 10% Long-Term Historical Sales CAGR 56 Years Sales Growth in 57-Year History $1.4 billion 2021 Sales 14.4% CAGR 2017-2021 Adj. EBITDA Growth 14.5% 2021 Adj. EBITDA Margin Hillman: Overview By The Numbers • The leading distributor of hardware and home improvement products, personal protective equipment and robotic kiosk technologies • Long-standing strategic partnerships with winning retailers across North America: Home Depot, Lowes, Walmart, Tractor Supply, and ACE Hardware • The predominance of sales come from Hillman- owned brands • Highly attractive ~$6 billion direct addressable market with strong secular tailwinds • Hillman's 1,100 person field sales and service team provide highly complex logistics, inventory, category management and differentiated in-store merchandising • ~4,200 non-union employees across corporate HQ, 22 North American distribution centers, and Taiwan sourcing office • Founded in 1964; HQ in Cincinnati, Ohio

13 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 #1 in Segment Representative Top Customers #1 in Segment #1 in Segment Key and Fob Duplication Personalized Tags Knife Sharpening Fasteners & Specialty Gloves Builders Hardware & Metal Shapes Safety / PPE Construction Fasteners Work Gear Picture Hanging Source: Third party industry report. Primary Product Categories Hardware Solutions Protective Solutions Robotics & Digital Solutions

14 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 For Period Ending March 27, 2021 March 26, 2022 Net loss $(8,970) $(1,887) Income tax benefit (6,653) (892) Interest expense, net 19,019 11,628 Interest expense on junior subordinated debentures 3,152 — Investment income on trust common securities (95) — Depreciation 16,341 13,254 Amortization 14,909 15,521 Mark-to-market adjustment on interest rate swaps (673) — EBITDA $37,030 $37,624 Stock compensation expense 1,741 6,018 Other (1) 9,035 369 Adjusted EBITDA $47,806 $44,011 1. Other includes certain litigation charges, acquisition and integration expense, gain or loss on revaluation of contingent consideration, restructuring expense, and pre-merger management fees. The thirteen weeks ended March 27, 2021 include $4.8 million of acquisition and integration expenses related to historical acquisitions, including the merger with Landcadia Holdings III, Inc. and $4.0 million in legal fees associated with our litigation with KeyMe, Inc. Adjusted EBITDA Reconciliation

15 235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Earnings Presentation Q1 2022 Thirteen Weeks Ended March 26, 2022 HPS RDS Canada Consolidated Operating Income (Loss) $(2,396) $7,855 $3,390 $8,849 Depreciation & Amortization 17,057 10,554 1,164 28,775 Stock Compensation Expense 5,188 830 — 6,018 Other 735 (366) — 369 Adjusted EBITDA $20,584 $18,873 $4,554 $44,011 Thirteen Weeks Ended March 27, 2021 HPS RDS Canada Consolidated Operating Income (Loss) $6,050 $154 $(424) $5,780 Depreciation & Amortization 17,123 12,381 1,746 31,250 Stock Compensation Expense 1,504 237 — 1,741 Other 4,355 4,645 35 9,035 Adjusted EBITDA $29,032 $17,417 $1,357 $47,806 Segment Adjusted EBITDA Reconciliations